11/30/2018 Conflict Minerals Country of Origin Worksheet

QA
CFS List :	http://www.conflictfreesmelter.org/cfshome.htm
Items maintained in QA folder :	\\hc-storage-01\HC-qc\QA - Team\RoHS\GP system survey\Conflict minerals survey	Including
1. EICC forms from all vendors on Approved Vendors List ("AVL")
2. Declaration forms from all vendors on AVL
3. Source or transaction documents used in reporting conflict minerals usage from vendors on AVL
4. E-mails, communications and other correspondence from all vendors on AVL made hereunder
5. Follow-up communications and emails from vendors who are unable to verify sources of minerals covered under the Conflict Minerals policy.
6. All definitions of Conflict Minerals, and other terms covered under this policy, are defined under the EICC, Section 1502 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (aka, the “Dodd-Frank Act”), and O2Micro's supporting policies and procedures.
Steps taken by O2Micro:	1. QA shall maintain most current AVL prior to performing its performing its annual audit regarding the use of Conflict Minerals.
2. QA shall send EICC compliant forms and declarations, at a minimum, to all vendors on AVL
3. QA shall confirm the collection of all EICC compliant forms and declarations from each member on AVL prior to the deadlines provided by O2Micro, and follow with said vendors who have not yet complied with policy after deadline. O2Micro will use all reasonable efforts to get all members of the AVL to comply with its Conflict Minerals reporting requirements.
4. QA shall prepare the Conflict Minerals COO Worksheet and present to management for review and approval.
5. After final approval, QA shall submit copy of the final Conflict Minerals COO Worksheet for each fiscal year to the finance and legal departments during Q1 of following fiscal year.

Conclusion:	Based on the results of O2Micro's annual Country of Origin (COO) Inquiry, O2Micro reasonably believes that Conflict Minerals have not been used in materials and products used by, or manufactured for, O2Micro.

Update: 2018/11/30
Conclusion
	EICC Templates, Declarations and Source Documents for each vendor			Original Mineral Source Documents				Conflict Minerals Free
Listed on AVL	Assembly Supplier	EICC Template	Declaration	Gold	Tin	Tungsten	Tantalum	Gold	Tin	Tungsten	Tantalum
	ASE-KS	V	V	V	V	NA	NA	C	C	NA	NA
	ASE-SH	V	V	V	V	NA	NA	C	C	NA	NA
	GTK	V	V	V	V	NA	NA	C	C	NA	NA
	TFME	V	V	V	V	NA	NA	C	C	NA	NA
	SIG-TW	V	V	V	V	NA	NA	C	C	NA	NA
	TICP	V	V	V	V	NA	NA	C	C	NA	NA
	SMC	V	V	V	V	NA	NA	C	C	NA	NA
	UAT	V	V	NA	Refuse to Provide	NA	NA	NA	C	NA	NA
	UCD	V	V	V	V	NA	NA	C	C	NA	NA
	Unisem_M	V	V	NA	NA	NA	NA	NA	NA	NA	NA
	Sitec	V	V	NA	NA	NA	NA	C	C	NA	NA
	HTXA	V	V	V	V	NA	NA	C	C	NA	NA
	Wafer Fab	EICC template	Declaration	Gold	Tin	Tungsten	Tantalum	Gold	Tin	Tungsten	Tantalum
	CSMC	V	V	NA	NA	Refuse to Provide	NA	NA	NA	C	NA
	X-fab	V	Refuse to Provide	NA	NA	Refuse to Provide	NA	NA	NA	C	NA
	VIS(Vanguard)	V	V	NA	NA	Refuse to Provide. Agree to audit	Refuse to Provide. Agree to audit	NA	NA	C	C
	PSMC(Original: Maxchip)	V	V	NA	NA	Refuse to Provide	NA	NA	NA	C	NA
	SMIC	V	V	NA	NA	Refuse to Provide	Refuse to Provide	C	C	C	C
	AMPI	V	On-going	NA	NA	NA	NA	NA	NA	NA	NA
	XAHT	V	V	NA	NA	NA	NA	NA	C	NA	NA
	Excelliance	V	V	NA	NA	NA	NA	NA	NA	C	NA
	Tower Jazz	V	V	NA	NA	V	NA	NA	NA	C	NA
	TPSCo	V	V	NA	NA	NA	NA	NA	NA	C	C
Not listed on AVL yet	LongLink	V	V	NA	NA	NA	NA	NA	NA	NA	NA
	COSMOS	V	V	NA	NA	NA	NA	C	C	NA	NA

Legend :
	V= Verified Conflict Minerals free. See codes to right for more details.	Smelter on CFS List	C
		Reasonably reliable representations from vendors and its suppliers	R
	Cannot verify materials are free of Conflict Minerals Further due diligence required.		N

Remarks:
List date:
1. CFS Compliant Tungsten Smelters
Companies that have been determined to be compliant with the CFSP Supply Chain Transparency Smelter Audit Protocol for Tungsten by completing a CFSP compliance audit conducted by an independent third party audit.
Please note that CFSI policy requires that no companies may appear on the CFSP Compliant Tungsten Smelters list until a minimum of three companies meet the criteria for listing.

2. Conflict-Free Smelter Program (CFS)
Compliant Tin Smelter List

3. Conflict-Free Smelter Program
Compliant Tantalum Smelter List

4. Conflict-Free Smelter Program
Compliant Gold Refiners List

Final Rules : A registrant may satisfy the reasonable country of origin standard by obtaining “reasonably reliable representations” indicating the origin of the conflict materials (i.e., that they are not from the regions covered under the definition of Conflict Minerals), or that they are recycled or scrap materials. The current rule notes that such representations can be obtained from the facility directly or from the registrant’s immediate suppliers; however the registrant must have sufficient reason to believe such to be true (e.g., by considering the sources, the related facts and circumstances, and any relevant “warning signs”).

Form date: 30 Dec 2018

Metal	Smelter_ID	Standard_Smelter_Name	Company_State_Province_Region	Country_Location	Company_Website_CM	Last_Audit_Date	Valid_Until	Reaudit_In_ Progress	LBMA	RJC
Gold	CID002763	8853 S.p.A.	Pero, Lombardia	ITALY	http://en.8853.it/siteimg/att/POLICY_RJC_8853.pdf	05/29/2017	05/29/2020			Yes
Tungsten	CID000004	A.L.M.T. Corp.	Toyama City, Toyama	JAPAN	https://www.allied-material.co.jp/en/company/funsou.html	06/13/2018	06/13/2021
Tungsten	CID002833	ACL Metais Eireli	Araçariguama, São Paulo	BRAZIL	http://www.conflictfreesourcing.org/media/docs/ConflictMineralPolicy_ACLMetais.pdf	08/28/2018	08/28/2019
Gold	CID000015	Advanced Chemical Company	Warwick, Rhode Island	UNITED STATES OF AMERICA	http://www.advchem.com/index.php/about-us/certifications	10/17/2017	10/17/2018
Gold	CID000019	Aida Chemical Industries Co., Ltd.	Fuchu, Tokyo	JAPAN	http://www.aida-j.jp/corporate/material/	04/16/2018	04/16/2021
Gold	CID002560	Al Etihad Gold Refinery DMCC	Dubai, Dubayy	UNITED ARAB EMIRATES	http://www.aletihadgold.com/en-US/openanaccount/responsiblesourcing	03/01/2018	03/01/2019
Gold	CID000035	Allgemeine Gold-und Silberscheideanstalt A.G.	Pforzheim, Baden-Württemberg	GERMANY	http://www.agosi.de/unternehmen/download/konfliktfreies-gold/	08/14/2016	08/14/2019		Yes	Yes
Gold	CID000041	Almalyk Mining and Metallurgical Complex (AMMC)	Almalyk, Toshkent	UZBEKISTAN	http://www.agmk.uz/images/DOCS/dokumenti/Gold_supply_chain_policy_statement.pdf	01/02/2018	01/02/2019		Yes
Tin	CID000292	Alpha	Altoona, Pennsylvania	UNITED STATES OF AMERICA	https://alphaassembly.com/Solutions/Compliance/Conflict-Minerals	05/07/2018	05/07/2019
Gold	CID000058	AngloGold Ashanti Corrego do Sitio Mineracao	Nova Lima, Minas Gerais	BRAZIL	http://www.anglogoldashanti.com.br/QuemSomos/Documents/politica-suprimento-ouro.pdf	07/13/2017	07/13/2018	Yes	Yes
Gold	CID000077	Argor-Heraeus S.A.	Mendrisio, Ticino	SWITZERLAND	https://www.argor.com/sites/default/files/download_file/PolicySupply%20chain%20due%20diligence%2001.01.17.pdf	06/26/2017	06/26/2020		Yes	Yes
Gold	CID000082	Asahi Pretec Corp.	Kobe, Hyogo, Japan	JAPAN	http://www.asahipretec.com/conflictmetal/index.html	07/13/2017	07/13/2018	Yes	Yes
Gold	CID000924	Asahi Refining Canada Ltd.	Brampton, Ontario	CANADA	http://www.asahipretec.com/conflictmetal/index.html	08/23/2017	08/23/2018		Yes
Gold	CID000920	Asahi Refining USA Inc.	Salt Lake City, Utah	UNITED STATES OF AMERICA	http://www.asahipretec.com/conflictmetal/index.html	08/23/2017	08/23/2018		Yes
Gold	CID000090	Asaka Riken Co., Ltd.	Tamura, Fukushima	JAPAN	http://www.asaka.co.jp/english/company/07.html	01/14/2016	01/14/2019	Yes
Tantalum	CID000092	Asaka Riken Co., Ltd.	Tamura, Fukushima	JAPAN	http://www.asaka.co.jp/english/company/07.html	04/27/2018	04/27/2019
Tungsten	CID002502	Asia Tungsten Products Vietnam Ltd.	Vinh Bao District, Hai Phong	VIET NAM	http://www.asiatungsten.com.vn/index.php/atc-policy--64/tungsten-minerals-procurement-policy.htm	10/27/2017	10/27/2018
Gold	CID002850	AU Traders and Refiners	Johannesburg, Gauteng	SOUTH AFRICA	http://www.autraders.co.za/policy.aspx	05/28/2018	05/28/2021			Yes
Gold	CID000113	Aurubis AG	Hamburg, Hamburg	GERMANY	https://www.aurubis.com/en/en/corp/products/precious-metals/gold	01/02/2018	01/02/2019		Yes
Gold	CID000128	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	Quezon City, Rizal	PHILIPPINES	www.bsp.gov.ph/bspnotes/bspgold3.asp	11/02/2016	11/02/2017	Yes	Yes
Gold	CID000157	Boliden AB	Skelleftehamn, Västerbottens län [SE-24]	SWEDEN	https://www.boliden.com/globalassets/sustainability/our-responsibilities/corporate-responsibility-business-principles/boliden-business-partner-code-of-conduct.pdf	04/11/2018	04/11/2019		Yes
Gold	CID000176	C. Hafner GmbH + Co. KG	Pforzheim, Baden-Württemberg	GERMANY	http://www.c-hafner.de/fileadmin/user_upload/Qualitaets_und_Geschaeftspolitik_en.pdf	03/18/2016	03/18/2019		Yes	Yes
Gold	CID000185	CCR Refinery - Glencore Canada Corporation	Montréal, Quebec	CANADA	http://www.affinerieccr.ca/fr/developpementdurable/Documents/Politique-responsable-EN-Glencore-V2.pdf	05/30/2018	05/30/2019		Yes
Gold	CID000189	Cendres + Metaux S.A.	Biel-Bienne, Bern	SWITZERLAND	http://www.cmsa.ch/media/55a211e1-2f69-43d8-ad60-63a220495f0d/kqToeQ/Ressourcen%20Center/Group/Dokumente/Englisch/Due_diligence_supply_chain_04_2016.pdf	04/17/2018	04/17/2021			Yes
Tantalum	CID000211	Changsha South Tantalum Niobium Co., Ltd.	Changsha, Hunan	CHINA	http://www.south-tantalum.com/new/industry-news/16-sourcing-conflict-material-free-policy.html	08/24/2018	08/24/2019
Tungsten	CID002513	Chenzhou Diamond Tungsten Products Co., Ltd.	Chenzhou, Hunan	CHINA	http://www.czzsw.com.cn/NewsView.Asp?ID=125	02/03/2015	02/03/2018	Yes
Tin	CID000228	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	Chenzhou, Hunan	CHINA	http://www.ytl.com.cn/info/1003/4520.htm	07/10/2018	07/10/2021
Tin	CID003190	Chifeng Dajingzi Tin Industry Co., Ltd.	Chifeng, Nei Mongol	CHINA	http://djzxy.cnmc.com.cn/detailtem.jsp?column_no=200201&article_millseconds=151735388032 8	01/31/2018	01/31/2019	Yes
Gold	CID000233	Chimet S.p.A.	Arezzo, Toscana	ITALY	http://www.chimet.com/public/download/politica_per_lapprovvigionamento_responsabile_ap_05.0.15_1_it.pdf	05/02/2018	05/02/2019		Yes
Tin	CID001070	China Tin Group Co., Ltd.	Laibin, Guangxi	CHINA	http://www.conflictfreesourcing.org/media/docs/China_Tin_Group_CMPolicy.pdf	04/17/2018	04/17/2019	Yes
Tungsten	CID000258	Chongyi Zhangyuan Tungsten Co., Ltd.	Ganzhou, Jiangxi	CHINA	http://www.zy-tungsten.com/cn/NewsPage.aspx?class1=2&class2=19&id=299	05/18/2018	05/18/2021
Tin	CID002570	CV Ayi Jaya	Sungailiat, Kepulauan Bangka Belitung	INDONESIA	http://www.ajtin.com/product	07/28/2016	07/28/2019
Tin	CID002592	CV Dua Sekawan	Pangkal Pinang, Kepulauan Bangka Belitung	INDONESIA	http://www.conflictfreesourcing.org/media/docs/ConflictMineralsPolicyCVDuaSekawan.pdf	08/04/2018	08/04/2019
Tin	CID000306	CV Gita Pesona	Sungailiat, Kepulauan Bangka Belitung	INDONESIA	http://www.conflictfreesourcing.org/media/docs/CV_Gita_Pesona_(Conflict_Mineral_Policy).doc	10/25/2016	10/25/2019
Tin	CID000315	CV United Smelting	Pangkal Pinang, Kepulauan Bangka Belitung	INDONESIA	http://www.conflictfreesourcing.org/media/docs/ConflictMineralsPolicy-CVUnitedSmelting.pdf	09/21/2018	09/21/2021
Tin	CID002455	CV Venus Inti Perkasa	Pangkal Pinang, Kepulauan Bangka Belitung	INDONESIA	http://www.conflictfreesourcing.org/media/docs/ConflictMineralPolicy_CVVenusIntiPerkasa.pdf	10/12/2016	10/12/2019
Tantalum	CID002504	D Block Metals, LLC	Gastonia, North Carolina	UNITED STATES OF AMERICA	http://www.dblockmetals.com/company-policies/	04/26/2018	04/26/2019
Gold	CID000328	Daejin Indus Co., Ltd.	Namdong, Incheon-gwangyeoksi	KOREA, REPUBLIC OF	http://blog.naver.com/PostList.nhn?blogId=daejinjsb12&from=postList&categoryNo=7	08/25/2016	08/25/2019
Gold	CID000362	DODUCO Contacts and Refining GmbH	Pforzheim, Baden-Württemberg	GERMANY	http://www.doduco.net/media/68531/sourcing_policy_for_conflict_minerals_and_conflict_countries__07.10.2015_.pdf	07/12/2017	07/12/2018	Yes
Gold	CID000401	Dowa	Kosaka, Akita	JAPAN	http://www.dowa-csr.jp/en/csr/procurement_policies.html	10/27/2017	10/27/2018	Yes
Tin	CID000402	Dowa	Kosaka, Akita	JAPAN	http://www.dowa-csr.jp/en/csr/procurement_policies.html	10/27/2017	10/27/2018	Yes
Gold	CID000359	DSC (Do Sung Corporation)	Gimpo, Gyeonggi-do	KOREA, REPUBLIC OF	http://www.dsckor.com/page/0106.jpg	07/15/2016	07/15/2019
Gold	CID000425	Eco-System Recycling Co., Ltd.	Honjo, Saitama, Japan	JAPAN	http://www.dowa-csr.jp/en/csr/procurement_policies.html	07/26/2018	07/26/2019
Tin	CID000438	EM Vinto	Oruro, Oruro	BOLIVIA (PLURINATIONAL STATE OF)	http://www.vinto.gob.bo	04/13/2016	04/13/2019	Yes
Gold	CID002561	Emirates Gold DMCC	Dubai, Dubayy	UNITED ARAB EMIRATES	http://emiratesgold.ae/responsible-gold.html	03/06/2018	03/06/2019
Tantalum	CID000456	Exotech Inc.	Pompano Beach, Florida	UNITED STATES OF AMERICA	http://exotech.com/exotech-positon-on-conflict-tantalum-and-coltan/	02/02/2018	02/02/2019
Tantalum	CID000460	F&X Electro-Materials Ltd.	Jiangmen, Guangdong	CHINA	http://www.fxelectro.com/cover-7.html	01/31/2018	01/31/2019	Yes
Tin	CID000468	Fenix Metals	Chmielów, Podkarpackie	POLAND	http://fenixmetals.com/cfs-policy.php	12/07/2017	12/07/2018	Yes
Tantalum	CID002505	FIR Metals & Resource Ltd.	Zhuzhou, Hunan	CHINA	http://en.chinatanb.com/comcontent_detail/&i=8&comContentId=8.html	10/10/2018	10/10/2019
Tungsten	CID000499	Fujian Jinxin Tungsten Co., Ltd.	Yanshi, Longyan, Fujian	CHINA	http://www.longyantungsten.com/about.aspx?BaseinfoCateid=72&CateID=72	01/20/2015	01/20/2018	Yes
Tungsten	CID002645	Ganzhou Haichuang Tungsten Co., Ltd.	Ganzhou, Jiangxi	CHINA	http://www.hc-tungsten.com/news/CompanyNews/2016/40.html	09/19/2018	09/19/2019
Tungsten	CID000875	Ganzhou Huaxing Tungsten Products Co., Ltd.	Ganzhou, Jiangxi	CHINA	http://www.sino-tungsten.com/NewsView.asp?id=58	02/17/2017	02/17/2020
Tungsten	CID002315	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Ganzhou, Jiangxi	CHINA	http://www.tungstencity.com/index.php?m=content&c=index&a=show&catid=11&id=967	02/07/2018	02/07/2021
Tungsten	CID002494	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou, Jiangxi	CHINA	http://www.grand-tungsten.com/content/?214.html	08/09/2017	08/09/2020
Gold	CID002459	Geib Refining Corporation	Warwick, Rhode Island	UNITED STATES OF AMERICA	http://www.geibrefining.com/conflictfree.htm	09/07/2017	09/07/2020
Tin	CID002848	Gejiu Fengming Metallurgy Chemical Plant	Gejiu, Yunnan	CHINA	http://www.conflictfreesourcing.org/media/docs/ConflictMineralPolicy_GejiuFengming.docx	10/30/2018	10/30/2019
Tin	CID002859	Gejiu Jinye Mineral Company	Gejiu, Yunnan	CHINA	http://news.smm.cn/news/100762591	10/26/2017	10/26/2018
Tin	CID000942	Gejiu Kai Meng Industry and Trade LLC	Gejiu, Yunnan	CHINA	http://www.yxtin.com/news/html/?29.html	02/06/2018	02/06/2019	Yes
Tin	CID000538	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Gejiu, Yunnan	CHINA	http://www.conflictfreesourcing.org/media/docs/GeijuNonFerrousMetalProcessingCoLtd_conflictmineralspolicy.pdf	12/06/2017	12/06/2020
Tin	CID001908	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	Geiju, Yunnan	CHINA	http://www.itri.com.cn/news/show/contentid/54.html	01/26/2018	01/26/2019
Tantalum	CID002558	Global Advanced Metals Aizu	Aizuwakamatsu, Fukushima	JAPAN	http://www.globaladvancedmetals.com/conflict-free/conflict-free-policy.aspx	09/25/2018	09/25/2019
Tantalum	CID002557	Global Advanced Metals Boyertown	Boyertown, Pennsylvania	UNITED STATES OF AMERICA	http://www.globaladvancedmetals.com/conflict-free/conflict-free-policy.aspx	09/19/2018	09/19/2019
Tungsten	CID000568	Global Tungsten & Powders Corp.	Towanda, Pennsylvania	UNITED STATES OF AMERICA	https://www-globaltungsten-com.azureedge.net/fileadmin/user_upload/GTP_conflict_free_sourcing_final_10_Jun_2016.pdf	04/13/2018	04/13/2019
Gold	CID002243	Gold Refinery of Zijin Mining Group Co., Ltd.	Shanghang, Fujian	CHINA	http://www.conflictfreesourcing.org/media/docs/CFSP_Zijin_CMPolicy.pdf	04/01/2018	04/01/2019		Yes
Tin	CID003116	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	Chaozhou, Guangdong	CHINA	http://www.czzp.cn/detail/showent_269984.html	03/09/2018	03/09/2019
Tantalum	CID000291	Guangdong Rising Rare Metals-EO Materials Ltd.	Conghua, Guangdong	CHINA	http://www.ctns723.com/archives/552	11/04/2017	11/04/2018	Yes
Tungsten	CID000218	Guangdong Xianglu Tungsten Co., Ltd.	Chaozhou, Guangdong	CHINA	http://www.xl-tungsten.com/?p=28&a=view&r=49	11/10/2017	11/10/2020
Tantalum	CID000616	Guangdong Zhiyuan New Material Co., Ltd.	Yingde, Guangdong	CHINA	http://demo.guruir.com/ximei/en/about_procurement.php	05/25/2018	05/25/2019
Tin	CID002849	Guanyang Guida Nonferrous Metal Smelting Plant	Guanyang, Guangxi	CHINA	http://www.guidayouse.com/index.php?s=/Index/artical/aid/263/	01/21/2018	01/21/2021
Tantalum	CID002544	H.C. Starck Co., Ltd.	Map Ta Phut, Rayong	THAILAND	https://www.hcstarck-tantalum-niobium.com/file/ae23e4b662f17bc80162fcc6bfaf5d52.en.0/raw%20material%20policy_2.pdf	12/13/2017	12/13/2018	Yes
Tantalum	CID002547	H.C. Starck Hermsdorf GmbH	Hermsdorf, Thüringen	GERMANY	http://www.hcstarck.com/en/sustainability/compliance__raw_material_procurement.html	11/27/2017	11/27/2018	Yes
Tantalum	CID002548	H.C. Starck Inc.	Newton, Massachusetts	UNITED STATES OF AMERICA	http://www.hcstarck.com/en/sustainability/compliance__raw_material_procurement.html	11/29/2017	11/29/2018	Yes
Tantalum	CID002549	H.C. Starck Ltd.	Mito, Ibaraki	JAPAN	https://www.hcstarck-tantalum-niobium.com/file/ae23e4b662f17bc80162fcc6bfaf5d52.en.0/raw%20material%20policy_2.pdf	12/05/2017	12/05/2018	Yes
Tungsten	CID002542	H.C. Starck Smelting GmbH & Co. KG	Laufenburg, Baden-Württemberg	GERMANY	http://www.hcstarck.com/en/sustainability/compliance__raw_material_procurement.html	12/07/2015	12/07/2018	Yes
Tantalum	CID002550	H.C. Starck Smelting GmbH & Co. KG	Laufenburg, Baden-Württemberg	GERMANY	https://www.hcstarck-tantalum-niobium.com/file/ae23e4b662f17bc80162fcc6bfaf5d52.en.0/raw%20material%20policy_2.pdf	12/04/2017	12/04/2018	Yes
Tantalum	CID002545	H.C. Starck Tantalum and Niobium GmbH	Goslar, Niedersachsen	GERMANY	https://www.hcstarck-tantalum-niobium.com/file/ae23e4b662f17bc80162fcc6bfaf5d52.en.0/raw%20material%20policy_2.pdf	12/01/2017	12/01/2018	Yes
Tungsten	CID002541	H.C. Starck Tungsten GmbH	Goslar, Niedersachsen	GERMANY	https://www.hcstarck.com/en/sustainability/compliance__raw_material_procurement/raw_material_procurement.html	05/04/2018	05/04/2021
Gold	CID000689	HeeSung Metal Ltd.	Seo-gu, Incheon-gwangyeoksi	KOREA, REPUBLIC OF	http://www.hsmetal.co.kr/en/4_operation/CMCPolicy_e.pdf	04/24/2017	04/24/2020
Gold	CID000694	Heimerle + Meule GmbH	Pforzheim, Baden-Württemberg	GERMANY	http://www.heimerle-meule.com/fileadmin/dateien-global/05_Company/Verantwortung/Policy_regarding_due_diligence_for_supply_chain_of_gold_English.pdf	04/11/2018	04/11/2019		Yes
Tantalum	CID002492	Hengyang King Xing Lifeng New Materials Co., Ltd.	Hengyang, Hunan	CHINA	http://www.conflictfreesourcing.org/media/docs/ConflictMineralsPolicy_HENGYANG.pdf	03/30/2018	03/30/2019
Gold	CID000707	Heraeus Metals Hong Kong Ltd.	Fanling, Hong Kong	CHINA	http://heraeus-precious-metals.com/media/webmedia_local/media/download/Supply_Chain_Policy_HMT-HPM-_2013_11_16_release.pdf	04/30/2018	04/30/2019		Yes	Yes
Gold	CID000711	Heraeus Precious Metals GmbH & Co. KG	Hanau, Hessen	GERMANY	http://heraeus-precious-metals.com/media/webmedia_local/media/download/Supply_Chain_Policy_HMT-HPM-_2013_11_16_release.pdf	04/30/2018	04/30/2019		Yes
Tin	CID002844	HuiChang Hill Tin Industry Co., Ltd.	Ganzhou, Jiangxi	CHINA	http://www.hill-tin.com/newsitem/277744538	01/31/2018	01/31/2019
Tin	CID000760	Huichang Jinshunda Tin Co., Ltd.	Ganzhou, Jiangxi	CHINA	http://www.hcjsdxy.com/te_news_news/2017-04-18/1761.chtml	06/26/2018	06/26/2019
Tungsten	CID000766	Hunan Chenzhou Mining Co., Ltd.	Yuanling, Hunan	CHINA	http://www.hncmi.com/shownews.aspx?newsid=316	06/13/2018	06/13/2021
Tungsten	CID002579	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	Hengyang, Hunan	CHINA	http://www.hengdong-wolfram.com/news_detail/newsId=26.html	12/01/2015	12/01/2018
Tungsten	CID000769	Hunan Chunchang Nonferrous Metals Co., Ltd.	Hengyang, Hunan	CHINA	http://www.chunchang-nonferrous.com/content/?540.html	11/19/2015	11/19/2018	Yes
Tungsten	CID002649	Hydrometallurg, JSC	Nalchik, Kabardino-Balkarskaya Respublika	RUSSIAN FEDERATION	http://wolframcompany.ru/our-mission-and-social-responsibility/	07/10/2015	07/10/2018	Yes
Gold	CID000801	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	Hohhot, Nei Mongol	CHINA	http://www.qk9999.com/bbx/513417-513417.html?id=8774&newsid=327859	04/01/2018	04/01/2019		Yes
Gold	CID000807	Ishifuku Metal Industry Co., Ltd.	Soka, Saitama	JAPAN	http://www.ishifuku.co.jp/english/about/compliance.pdf	04/11/2018	04/11/2019		Yes
Gold	CID000814	Istanbul Gold Refinery	Kuyumcukent, İstanbul	TURKEY	http://www.iar.com.tr/Kurumsal/gold-supply-chain-policy/19	01/04/2017	01/04/2018		Yes
Gold	CID002765	Italpreziosi	Arezzo, Toscana	ITALY	https://www.italpreziosi.it/en/about-us/accreditation-compliance/33-compliance-en/96-supply-chain-policy-2	03/22/2017	03/22/2020			Yes
Gold	CID000823	Japan Mint	Osaka, Osaka	JAPAN	https://www.mint.go.jp/eng/profile-eng/eng_guide_conflict-free-gold_policy.html	07/13/2017	07/13/2018	Yes	Yes
Tungsten	CID000825	Japan New Metals Co., Ltd.	Akita City, Akita	JAPAN	http://www.jnm.co.jp/en/company/procurement_policy.html	12/07/2017	12/07/2020
Tungsten	CID002551	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	Ganzhou, Jiangxi	CHINA	http://www.conflictfreesourcing.org/media/docs/ConflictMineralsPolicy_JXTC.doc	04/22/2016	04/22/2019
Gold	CID000855	Jiangxi Copper Co., Ltd.	Guixi City, Jiangxi	CHINA	http://en.jxcc.com/d/file/shangshigongsi/shangshigongsigonggao/2015-05-25/5fc4eda92c3d596c6e7a64888297761d.pdf	07/13/2017	07/13/2018	Yes	Yes
Tantalum	CID002512	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	Fengxin, Jiangxi	CHINA	http://www.dhtn.cn/tn/gsgg.asp	07/26/2018	07/26/2019
Tungsten	CID002321	Jiangxi Gan Bei Tungsten Co., Ltd.	Xiushui, Jiangxi	CHINA	http://cmnltd.minmetals.com.cn/zhzx/201412/t20141209_65766.html	03/07/2018	03/07/2021
Tin	CID000244	Jiangxi Ketai Advanced Material Co., Ltd.	Yichun, Jiangxi	CHINA	http://www.mat-kt.com/shengming01_cn.html	09/29/2015	09/29/2018	Yes
Tin	CID001231	Jiangxi New Nanshan Technology Ltd.	Ganzhou, Jiangxi	CHINA	http://www.itri.com.cn/news/show/contentid/181.html	11/17/2017	11/17/2018	Yes
Tungsten	CID002318	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	Tonggu, Jiangxi	CHINA	http://www.conflictfreesourcing.org/media/docs/ConflictMineralsPolicy_JXTC.doc	04/26/2016	04/26/2019
Tantalum	CID002842	Jiangxi Tuohong New Raw Material	Yi Chun City, Jiangxi	CHINA	http://tuohong.yq1688.cn/en/a/zoujintuohong/caigoushengming/	12/23/2016	12/23/2019
Tungsten	CID002317	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	Ganzhou, Jiangxi	CHINA	http://www.jxtc.com.cn/xinxizhongxin/tongzhigonggao/20160530/jwjta1f25de1128ffff4a1d89192597c764e.html	05/10/2016	05/10/2019
Tungsten	CID002316	Jiangxi Yaosheng Tungsten Co., Ltd.	Ganzhou, Jiangxi	CHINA	http://www.ti-cmc.org/CodeDoc32.pdf	04/22/2016	04/22/2019
Tantalum	CID003191	Jiujiang Janny New Material Co., Ltd.	Jiujiang, Jiangxi	CHINA	http://www.jiujiangjn.com/xinglin2017/vip_doc/4996507.html	08/01/2018	08/01/2019
Tantalum	CID000914	JiuJiang JinXin Nonferrous Metals Co., Ltd.	Jiujiang, Jiangxi	CHINA	http://en.jiujiangjx.com/images/sub3.html	08/02/2018	08/02/2019
Tantalum	CID000917	Jiujiang Tanbre Co., Ltd.	Jiujiang, Jiangxi	CHINA	http://190336.ganqi.net/shownews.hb?id=358	11/24/2017	11/24/2018	Yes
Tantalum	CID002506	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Jiujiang, Jiangxi	CHINA	http://www.zatanb.com/certificates.html	08/03/2018	08/03/2019
Gold	CID000929	JSC Uralelectromed	Verkhnyaya Pyshma, Sverdlovskaya oblast'	RUSSIAN FEDERATION	http://www.elem.ru/ru/about/management_systems/rukovodstvopostavok/	03/31/2017	03/31/2018		Yes
Gold	CID000937	JX Nippon Mining & Metals Co., Ltd.	Ōita, Ôita	JAPAN	http://www.ppcu.co.jp/eng/products/Supply_Chain_Policy.pdf	07/13/2017	07/13/2018	Yes	Yes
Gold	CID000957	Kazzinc	Ust-Kamenogorsk, Qaraghandy oblysy	KAZAKHSTAN	http://www.kazzinc.com/en/Policy	04/11/2018	04/11/2019		Yes
Tantalum	CID002539	KEMET Blue Metals	Matamoros, Tamaulipas	MEXICO	http://www.kemet.com/KEMET%20–Supply-Chain-Policy	01/24/2018	01/24/2019
Tantalum	CID002568	KEMET Blue Powder	Mound House, Nevada	UNITED STATES OF AMERICA	http://www.kemet.com/KEMET%20–Supply-Chain-Policy	01/26/2018	01/26/2019
Tungsten	CID000966	Kennametal Fallon	Fallon, Nevada	UNITED STATES OF AMERICA	https://www.kennametal.com/en/about-us/doing-business-with-kennametal/conflict-minerals-statement.html	09/17/2015	09/17/2018	Yes
Tungsten	CID000105	Kennametal Huntsville	Huntsville, Alabama	UNITED STATES OF AMERICA	https://www.kennametal.com/en/about-us/doing-business-with-kennametal/conflict-minerals-statement.html	09/15/2015	09/15/2018	Yes
Gold	CID000969	Kennecott Utah Copper LLC	Magna, Utah	UNITED STATES OF AMERICA	http://www.kennecott.com/sites/kennecott.com/files/kuc_conflict_free_mineral_policy.pdf	04/11/2018	04/11/2019		Yes
Gold	CID000981	Kojima Chemicals Co., Ltd.	Sayama, Saitama, Japan	JAPAN	http://www.kojima-c.co.jp//informations/%E3%80%8C%E7%B4%9B%E4%BA%89%E9%89%B1%E7%89%A9%E3%81%AB%E9%96%A2%E3%81%99%E3%82%8B%E5%9F%BA%E6%9C%AC%E6%96%B9%E9%87%9D%E3%80%8D%E3%82%92%E8%BF%BD%E5%8A%A0%E3%81%97%E3%81%BE%E3%81%97%E3%81%9F%E3%80%82-2/	06/29/2017	06/29/2020
Gold	CID002605	Korea Zinc Co., Ltd.	Gangnam, Seoul-teukbyeolsi	KOREA, REPUBLIC OF	http://www.koreazinc.co.kr/english/sustainability/page/conflictMinerals.aspx	10/14/2016	10/14/2017
Gold	CID001029	Kyrgyzaltyn JSC	Bishkek, Chüy	KYRGYZSTAN	http://kyrgyzaltyn.kg/%D0%BE-%D0%BA%D0%BE%D0%BC%D0%BF%D0%B0%D0%BD%D0%B8%D0%B8-%D0%BA%D1%8B%D1%80%D0%B3%D1%8B%D0%B7%D0%B0%D0%BB%D1%82%D1%8B%D0%BD/	07/13/2017	07/13/2018	Yes	Yes
Gold	CID002762	L'Orfebre S.A.	Andorra	ANDORRA	http://lorfebre.com/en/or.html	06/12/2018	06/12/2019
Tantalum	CID001076	LSM Brasil S.A.	São João del Rei, Minas Gerais	BRAZIL	http://www.lsmbrasil.com.br/pressrelease/ConflictMineralsPolicy.pdf	03/30/2016	03/29/2019
Gold	CID001078	LS-NIKKO Copper Inc.	Onsan-eup, Ulsan-gwangyeoksi	KOREA, REPUBLIC OF	http://www.lsnikko.com/english/html/conflict/minerals_02.aspx	03/31/2017	03/31/2018		Yes
Tin	CID002468	Magnu's Minerais Metais e Ligas Ltda.	São João del Rei, Minas Gerais	BRAZIL	http://www.magnusmetais.com.br/politica.pdf	05/09/2018	05/09/2021
Tin	CID001105	Malaysia Smelting Corporation (MSC)	Butterworth, Pulau Pinang	MALAYSIA	http://www.msmelt.com/abt_policy.htm	05/11/2018	05/11/2019
Tungsten	CID002319	Malipo Haiyu Tungsten Co., Ltd.	Nanfeng Xiaozhai, Yunnan	CHINA	http://www.cxtc.com/News_info.aspx?Id=59	04/25/2017	04/25/2020
Gold	CID002606	Marsam Metals	Sao Paolo, São Paulo	BRAZIL	http://marsam.com.br/2016/eng/governanca.php	06/15/2018	06/15/2019
Gold	CID001113	Materion	Buffalo, New York	UNITED STATES OF AMERICA	http://materion.com/ResourceCenter/EnvironmentalHealthandSafety/MaterionConflictMineralsPolicy.aspx	06/06/2018	06/06/2019
Gold	CID001119	Matsuda Sangyo Co., Ltd.	Iruma, Saitama	JAPAN	http://www.matsuda-sangyo.co.jp/en/policy/conflictminerals.html	07/13/2017	07/13/2018	Yes	Yes
Tin	CID002500	Melt Metais e Ligas S.A.	Ariquemes, Rondônia	BRAZIL	http://www.meltmetais.com.br/imagens/certificado03.pdf	11/24/2015	11/24/2018	Yes
Tin	CID001142	Metallic Resources, Inc.	Twinsburg, Ohio	UNITED STATES OF AMERICA	https://metallicresources.com/about-us/conflict-minerals-policy/	10/12/2017	10/12/2018	Yes
Tin	CID002773	Metallo Belgium N.V.	Beerse, Antwerpen	BELGIUM	http://www.metallo.com/content/7-downloads/form21.01-08-responsible-sourcing-policy.pdf	05/23/2018	05/23/2019
Tin	CID002774	Metallo Spain S.L.U.	Berango, Bizkaia	SPAIN	http://www.metallo.com/content/7-downloads/form21.01-08-responsible-sourcing-policy.pdf	05/25/2018	05/25/2019
Tantalum	CID001163	Metallurgical Products India Pvt., Ltd.	District Raigad, Maharashtra	INDIA	http://www.mpil.co.in/policy.html	10/05/2017	10/05/2018	Yes
Gold	CID001149	Metalor Technologies (Hong Kong) Ltd.	Kwai Chung, Hong Kong	CHINA	http://www.metalor.com/en/node_59/about-metalor/Dodd-Frank-Conflict-Free	04/21/2018	04/21/2021		Yes	Yes
Gold	CID001152	Metalor Technologies (Singapore) Pte., Ltd.	Singapore, South West	SINGAPORE	http://www.metalor.com/en/node_59/about-metalor/Dodd-Frank-Conflict-Free	11/27/2016	11/27/2019		Yes	Yes
Gold	CID001147	Metalor Technologies (Suzhou) Ltd.	Suzhou Industrial Park, Jiangsu	CHINA	http://www.metalor.com/en/node_59/about-metalor/Dodd-Frank-Conflict-Free	11/09/2016	11/09/2019			Yes
Gold	CID001153	Metalor Technologies S.A.	Marin, Neuchâtel	SWITZERLAND	http://www.metalor.com/en/node_59/about-metalor/Dodd-Frank-Conflict-Free	04/02/2018	04/02/2021		Yes	Yes
Gold	CID001157	Metalor USA Refining Corporation	North Attleboro, Massachusetts	UNITED STATES OF AMERICA	http://www.metalor.com/en/node_59/about-metalor/Dodd-Frank-Conflict-Free	03/26/2018	03/26/2021		Yes	Yes
Gold	CID001161	Metalurgica Met-Mex Penoles S.A. De C.V.	Torreon, Coahuila de Zaragoza	MEXICO	http://www.penoles.com.mx/wPortal/faces/oracle/webcenter/portalapp/pagehierarchy/Page81.jspx?_afrLoop=1341195181198176&_afrWindowMode=0&_afrWindowId=28p	05/08/2018	05/08/2019		Yes
Tin	CID001173	Mineracao Taboca S.A.	Bairro Guarapiranga, Pirapora do Bom Jesus City, São Paulo	BRAZIL	http://www.mtaboca.com.br/port/aempresa-valores.html	04/13/2018	04/13/2019
Tantalum	CID001175	Mineracao Taboca S.A.	Presidente Figueiredo, Amazonas	BRAZIL	http://www.mtaboca.com.br/port/aempresa-valores.html	04/24/2018	04/24/2021
Tin	CID001182	Minsur	Paracas, Ika	PERU	http://www.minsur.com/wp-content/uploads/pdf/politicas/Supply%20Chain%20Policy.pdf	03/07/2018	03/07/2021
Gold	CID001188	Mitsubishi Materials Corporation	Naoshima, Kagawa	JAPAN	http://www.mmc.co.jp/corporate/en/csr/social/procurement/eiti.html	07/13/2017	07/13/2018	Yes	Yes
Tin	CID001191	Mitsubishi Materials Corporation	Asago, Hyogo	JAPAN	http://www.mmc.co.jp/corporate/en/csr/social/procurement/eiti.html	04/25/2018	04/25/2021
Tantalum	CID001192	Mitsui Mining and Smelting Co., Ltd.	Omuta, Fukuoka	JAPAN	http://150.60.170.148/project/kinoufun/en/rare/	12/01/2017	12/01/2018	Yes
Gold	CID001193	Mitsui Mining and Smelting Co., Ltd.	Takehara, Hiroshima	JAPAN	http://150.60.170.148/project/kinoufun/en/rare/	07/13/2017	07/13/2018	Yes	Yes
Gold	CID002509	MMTC-PAMP India Pvt., Ltd.	Mewat, Haryana	INDIA	http://193.104.238.39/sites/default/files/MMTC_PAMP%20Responsible%20Gold%20Guidance%20Policy.pdf	03/29/2017	03/29/2018		Yes
Tin	CID002858	Modeltech Sdn Bhd	Melaka, Malaysia	MALAYSIA	http://www.modeltech.com.my/Company%20Profile%20PDF.pdf	05/07/2018	05/07/2019
Tungsten	CID002845	Moliren Ltd.	Roshal, Moskovskaja oblast'	RUSSIAN FEDERATION	http://moliren.ru/docs.html	03/13/2018	03/13/2019
Gold	CID001204	Moscow Special Alloys Processing Plant	Obrucheva, Moskva	RUSSIAN FEDERATION	http://www.mzss.ru/Independent_Reasonable_assuranse%20report.pdf	04/13/2018	04/13/2019		Yes
Gold	CID001220	Nadir Metal Rafineri San. Ve Tic. A.S.	Bahçelievler, İstanbul	TURKEY	http://nadirmetal.com.tr/en/responsible-gold/	04/30/2018	04/30/2019		Yes
Tungsten	CID002589	Niagara Refining LLC	Depew, New York	UNITED STATES OF AMERICA	http://www.niagararefining.com/sourcing.html	10/13/2015	10/13/2018	Yes
Gold	CID001259	Nihon Material Co., Ltd.	Noda, Chiba	JAPAN	http://www.material.co.jp/eng/conflict.php	05/12/2017	05/12/2018		Yes
Tantalum	CID001277	Ningxia Orient Tantalum Industry Co., Ltd.	Shizuishan City, Ningxia	CHINA	http://en.otic.com.cn/info3-detail.php?InfoId=20	08/29/2018	08/29/2019
Tantalum	CID001200	NPM Silmet AS	Sillamäe, Ida-Virumaa	ESTONIA	http://neomaterials.com/company/conflict-minerals-sourcing-policy/	07/12/2017	07/12/2018	Yes
Tungsten	CID002543	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	Dai Tu, Thái Nguyên	VIET NAM	https://www.hcstarck.com/en/sustainability/compliance__raw_material_procurement/raw_material_procurement.html	04/27/2018	04/27/2019
Tin	CID001314	O.M. Manufacturing (Thailand) Co., Ltd.	Sriracha, Chon Buri	THAILAND	http://www.responsiblemineralsinitiative.org/media/docs/SupplyChainPolicy_OM_Thailand.pdf	05/04/2016	05/04/2019
Tin	CID002517	O.M. Manufacturing Philippines, Inc.	Rosario, Cavite	PHILIPPINES	http://www.keepandshare.com/userpics/r/o/m/c/el112/2015-04/sb/conflict_minerals_policy_jpeg-81957781.jpg	08/17/2018	08/17/2019
Gold	CID002779	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	Vienna, Wien	AUSTRIA	https://www.oegussa.at/en/company/fair-precious-metals-conflict-free-chain-of-delivery/policy-on-materials-from-conflict-affected-areas/	01/28/2018	01/28/2021			Yes
Gold	CID001325	Ohura Precious Metal Industry Co., Ltd.	Nara-shi, Nara	JAPAN	http://www.ohura.co.jp/page020.html	03/11/2016	03/11/2019
Gold	CID001326	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	Krasnoyarsk, Krasnoyarskiy kray	RUSSIAN FEDERATION	http://www.responsiblemineralsinitiative.org/media/docs/SupplyChainPolicy_Krastsvetmet.pdf	04/30/2018	04/30/2019		Yes
Gold	CID000493	OJSC Novosibirsk Refinery	Novosibirsk, Novosibirskaya oblast'	RUSSIAN FEDERATION	https://affinaz.ru/main/zavod/lbma/	04/30/2018	04/30/2019		Yes
Tin	CID001337	Operaciones Metalurgical S.A.	Oruro, Oruro	BOLIVIA (PLURINATIONAL STATE OF)	http://www.omsabo.com/2.0/index.html	10/25/2018	10/25/2021
Gold	CID001352	PAMP S.A.	Castel San Pietro, Ticino	SWITZERLAND	http://www.pamp.ch/sites/default/files/MKS_Responsible_Precious_Metals_Group_Policy.pdf	03/14/2017	03/14/2018		Yes
Tungsten	CID002827	Philippine Chuangxin Industrial Co., Inc.	Marilao, Bulacan	PHILIPPINES	http://www.conflictfreesourcing.org/media/docs/1.钨原料的购买政策Philippine Chuangxin-conflict free policy.pdf	03/31/2016	03/31/2019
Gold	CID002919	Planta Recuperadora de Metales SpA	Mejillones, Antofagasta	CHILE	http://www.conflictfreesourcing.org/media/docs/ConflictMineralsPolicy_PRMChile.pdf	12/06/2017	12/06/2018	Yes
Tantalum	CID002847	Power Resources Ltd.	Skopje, Skopje	MACEDONIA, THE FORMER YUGOSLAV REPUBLIC OF	http://prgplc.eu/files/Supply%20Chain%20Policy.pdf	11/07/2018	11/07/2019
Gold	CID001386	Prioksky Plant of Non-Ferrous Metals	Kasimov, Ryazanskaya oblast'	RUSSIAN FEDERATION	http://www.zvetmet.ru/files/raskr/auditgold/MdocEng.pdf	04/13/2018	04/13/2019		Yes
Gold	CID001397	PT Aneka Tambang (Persero) Tbk	Jakarta, Jakarta Raya	INDONESIA	http://www.conflictfreesourcing.org/media/docs/ConflictMineralsPolicy_PT_Aneka_Tambang.pdf	03/16/2018	03/16/2019		Yes
Tin	CID000309	PT Aries Kencana Sejahtera	Pemali, Kepulauan Bangka Belitung	INDONESIA	aksbangkatin.business.site	07/27/2016	07/26/2019
Tin	CID001399	PT Artha Cipta Langgeng	Sungailiat, Kepulauan Bangka Belitung	INDONESIA	http://s562922515.initial-website.com/conflict-mineral-policy/	02/11/2016	02/10/2019
Tin	CID002503	PT ATD Makmur Mandiri Jaya	Sungailiat, Kepulauan Bangka Belitung	INDONESIA	www.atdmmj.com/wp/products	12/01/2015	12/01/2018	Yes
Tin	CID001402	PT Babel Inti Perkasa	Lintang, Kepulauan Bangka Belitung	INDONESIA	http://imli.indoprima-group.com/plc.html	11/26/2015	11/24/2018	Yes
Tin	CID002776	PT Bangka Prima Tin	Pangkalan Baru, Kepulauan Bangka Belitung	INDONESIA	http://www.conflictfreesourcing.org/media/docs/PT_Bangka_Prima_Tin_CM_Policy.pdf	10/26/2016	10/26/2019
Tin	CID003205	PT Bangka Serumpun	Kepulauan Bangka Belitung	INDONESIA	http://bangkaserumpun.com/?page_id=116	10/13/2017	10/13/2018	Yes
Tin	CID001419	PT Bangka Tin Industry	Sungailiat, Kepulauan Bangka Belitung	INDONESIA	http://www.conflictfreesourcing.org/media/docs/ConflictMineralsPolicy_BTI.pdf	10/31/2015	10/31/2018	Yes
Tin	CID001421	PT Belitung Industri Sejahtera	West Belitung, Kepulauan Bangka Belitung	INDONESIA	http://www.conflictfreesourcing.org/media/docs/ConflictMineralsPolicyPTBIS.pdf	09/16/2016	09/16/2019
Tin	CID001428	PT Bukit Timah	Pangkal Pinang, Kepulauan Bangka Belitung	INDONESIA	http://imli.indoprima-group.com/plc.html	01/25/2018	01/25/2021
Tin	CID001434	PT DS Jaya Abadi	Pangkal Pinang, Kepulauan Bangka Belitung	INDONESIA	http://www.conflictfreesourcing.org/media/docs/ConflictMineralsPolicy_PTDSJayaAbadi.pdf	11/27/2015	11/27/2018	Yes
Tin	CID001438	PT Eunindo Usaha Mandiri	Karimun, Kepulauan Riau	INDONESIA	http://www.eunindo.com/	01/06/2016	01/06/2019
Tin	CID002530	PT Inti Stania Prima	Sungailiat, Kepulauan Bangka Belitung	INDONESIA	http://staniaprima.co.id/home.html	04/27/2016	04/27/2019
Tin	CID001448	PT Karimun Mining	Karimun, Kepulauan Riau	INDONESIA	http://www.conflictfreesourcing.org/media/docs/ConflictMineralsPolicy_PT_Karimun_Mining.pdf	02/09/2018	02/09/2019
Tin	CID002829	PT Kijang Jaya Mandiri	Sungailiat, Kepulauan Bangka Belitung	INDONESIA	http://www.responsiblemineralsinitiative.org/media/docs/ConflictMineralsPolicy_PT_Kijang_Jaya_Mandiri.pdf	10/02/2017	10/02/2020
Tin	CID002870	PT Lautan Harmonis Sejahtera	Pasir Putih, Kepulauan Bangka Belitung	INDONESIA	www.conflictfreesourcing.org/media/docs/PT_Lautan_Harmonis_Sejahtera_0616_CM_Policy.pdf	01/12/2018	01/12/2019
Tin	CID002835	PT Menara Cipta Mulia	Mentawak, Kepulauan Bangka Belitung	INDONESIA	http://www.responsiblemineralsinitiative.org/media/docs/SupplyChainPolicy_PT_MCM.pdf	09/12/2017	09/12/2020
Tin	CID001453	PT Mitra Stania Prima	Sungailiat, Kepulauan Bangka Belitung	INDONESIA	http://www.conflictfreesourcing.org/media/docs/ConflictMineralsPolicy_PT_MSP.pdf	04/21/2016	04/20/2019
Tin	CID001457	PT Panca Mega Persada	Sungailiat, Kepulauan Bangka Belitung	INDONESIA	https://pmp.fongsgroup.com/conflict-mineral-policy/	06/07/2017	06/07/2020
Tin	CID000313	PT Premium Tin Indonesia	Pangkalan, Kepulauan Bangka Belitung	INDONESIA	http://www.conflictfreesourcing.org/media/docs/CV_Serumpun_Sebalai_CM_Policy.pdf	10/27/2016	10/27/2019
Tin	CID001458	PT Prima Timah Utama	Pangkal Pinang, Kepulauan Bangka Belitung	INDONESIA	http://www.conflictfreesourcing.org/media/docs/ConflictMineralPolicy_PTPrimaTimahUtama.jpg	02/18/2016	02/17/2019
Tin	CID002593	PT Rajehan Ariq	Pangkal Pinang, Kepulauan Bangka Belitung	INDONESIA	http://www.conflictfreesourcing.org/media/docs/ConflictMineralsPolicyCVTigaSekawan.pdf	08/04/2018	08/04/2019
Tin	CID001460	PT Refined Bangka Tin	Sungailiat, Kepulauan Bangka Belitung	INDONESIA	http://www.conflictfreesourcing.org/media/docs/ConflictMineralsPolicy_PT_Refined_Bangka_Tin.pdf	07/31/2015	07/31/2018	Yes
Tin	CID001463	PT Sariwiguna Binasentosa	Pangkal Pinang, Kepulauan Bangka Belitung	INDONESIA	http://www.conflictfreesourcing.org/media/Conflict%20Mineral%20Policy%20-%20SBS.pdf	01/04/2016	01/05/2019
Tin	CID001468	PT Stanindo Inti Perkasa	Pangkal Pinang, Kepulauan Bangka Belitung	INDONESIA	http://www.conflictfreesourcing.org/media/docs/ConflictMineralsPolicy_SIP.pdf	03/16/2018	03/16/2021
Tin	CID002816	PT Sukses Inti Makmur	Sungai Samak, Kepulauan Bangka Belitung	INDONESIA	http://www.simsmelt.com/policy	09/01/2016	09/01/2019
Tin	CID001471	PT Sumber Jaya Indah	Pangkal Pinang, Kepulauan Bangka Belitung	INDONESIA	http://www.conflictfreesourcing.org/media/docs/CFSI_POLICY_PT_Sumber_Jaya.doc	10/21/2016	10/20/2019
Tin	CID001477	PT Timah Tbk Kundur	Kundur, Riau	INDONESIA	http://www.timah.com/v3/css/img/uploaded/img-218141520-2_1.pdf	09/05/2018	09/05/2021
Tin	CID001482	PT Timah Tbk Mentok	Mentok, Kepulauan Bangka Belitung	INDONESIA	http://www.timah.com/v3/css/img/uploaded/English%20CFM.pdf	09/05/2018	09/05/2021
Tin	CID001490	PT Tinindo Inter Nusa	Pangkal Pinang, Kepulauan Bangka Belitung	INDONESIA	http://www.conflictfreesourcing.org/media/docs/ConflictMineralsPolicy_PTTIN.pdf	12/17/2015	12/17/2018	Yes
Tin	CID001493	PT Tommy Utama	Gantung, Kepulauan Bangka Belitung	INDONESIA	http://tommyutama.co.id/corporate_social_responsibility/detail/program_corporate_social_responsibility	12/07/2016	12/07/2019
Gold	CID001498	PX Precinox S.A.	La Chaux-de-Fonds, Neuchâtel	SWITZERLAND	http://www.pxgroup.com/sites/default/files/Charte%20resp%20gold%20policy%20prx%20110717v3.pdf	05/08/2018	05/08/2019		Yes
Tantalum	CID001508	QuantumClean	Carrollton, Texas	UNITED STATES OF AMERICA	http://www.quantumclean.com/PDF/QuantumClean.pdf	01/15/2018	01/15/2019
Gold	CID001512	Rand Refinery (Pty) Ltd.	Germiston, Gauteng	SOUTH AFRICA	http://www.randrefinery.co.za/contact_responsible_whistle_blowing.htm	10/02/2017	10/02/2018		Yes
Gold	CID002582	REMONDIS PMR B.V.	Moerdijk, Noord-Brabant	NETHERLANDS	http://www.remondis-pmr.nl/fileadmin/user_upload/argentia_2015/downloads/20180101_conflict_minerals_policy_-_re_pmr_bv.pdf	03/02/2018	03/02/2019
Gold	CID002510	Republic Metals Corporation	Miami, Florida	UNITED STATES OF AMERICA	http://www.republicmetalscorp.com/wp-content/uploads/2015/06/GoldSupplyChainPolicyStatement.pdf	01/28/2018	01/28/2021		Yes	Yes
Tin	CID002706	Resind Industria e Comercio Ltda.	São João del Rei, Minas gerais	BRAZIL	http://resind.com.br/Confict-en.pdf	05/12/2016	05/12/2019
Tantalum	CID002707	Resind Industria e Comercio Ltda.	São João del Rei, Minas gerais	BRAZIL	http://resind.com.br/Confict-en.pdf	05/12/2016	05/12/2019
Tantalum	CID001522	RFH Tantalum Smeltery Co., Ltd./Yanling Jincheng Tantalum & Niobium Co., Ltd.	Zhuzhou, Hunan	CHINA	http://www.rfh-metals.com/en/profiles.aspx?id=538	05/31/2018	05/31/2019
Gold	CID001534	Royal Canadian Mint	Ottawa, Ontario	CANADA	http://www.conflictfreesourcing.org/media/docs/Responsible_Metals_Program_Guidance_RCM.pdf	04/11/2018	04/11/2019		Yes
Tin	CID001539	Rui Da Hung	Taoyuan, Taoyuan	TAIWAN, PROVINCE OF CHINA	http://www.rdh.com.tw/c_cfs.html	09/01/2018	09/01/2019
Gold	CID002761	SAAMP	Paris, Île-de-France	FRANCE	http://www.conflictfreesourcing.org/media/docs/ConflictMineralsPolicy_SAAMP.docx	02/01/2017	02/01/2020			Yes
Gold	CID002973	Safimet S.p.A	Arezzo, Toscana	ITALY		10/09/2017	10/09/2020			Yes
Gold	CID001555	Samduck Precious Metals	Namdong, Incheon-gwangyeoksi	KOREA, REPUBLIC OF	http://samduckmetal.com/Confict-Free-Sourcing-Policy	03/08/2016	03/08/2019
Gold	CID002777	SAXONIA Edelmetalle GmbH	Halsbruke, Sachsen	GERMANY	http://saxonia.de/wp-content/uploads/Politik-Konfliktmineralien_Rev2_en.pdf	05/15/2018	05/15/2019
Gold	CID001585	SEMPSA Joyeria Plateria S.A.	Madrid, Madrid, Comunidad de	SPAIN	http://www.sempsajp.com/fileadmin/dateien-global/Mikel/Gold_Supply_Chain_Policy_2014.pdf	04/05/2017	04/05/2018		Yes
Gold	CID001622	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	Zhaoyuan, Shandong	CHINA	http://www.zhaojin.cn/ywjy/&i=30&comContentId=30.html	05/01/2018	05/01/2019		Yes
Gold	CID001736	Sichuan Tianze Precious Metals Co., Ltd.	Chengdu, Sichuan	CHINA	http://www.txyjy.com/newInfo.aspx?ContentID=768&t=16	04/11/2018	04/11/2019		Yes
Gold	CID002516	Singway Technology Co., Ltd.	Dayuan, Taoyuan	TAIWAN, PROVINCE OF CHINA	http://www.sing-way.com/cdata.asp?id=94	08/06/2018	08/06/2021
Gold	CID001756	SOE Shyolkovsky Factory of Secondary Precious Metals	Shyolkovo, Moskovskaja oblast'	RUSSIAN FEDERATION	http://zavodvdm.ru/upload/iblock/34b/Gold%20SC%20Policy.PDF	06/01/2017	06/01/2018	Yes	Yes
Tin	CID001758	Soft Metais Ltda.	Bebedouro, São Paulo	BRAZIL	http://www.softmetais.com.br/cfsi_%E2%80%93_conflict-free_smelter_program/0,,cfsi+%E2%80%93+conflict-free+smelter+program,000126,false,1.html	03/16/2016	03/16/2019
Gold	CID001761	Solar Applied Materials Technology Corp.	Tainan City, Tainan	TAIWAN, PROVINCE OF CHINA	http://www.solartech.com.tw/en/responsibility_metal.html	04/18/2018	04/18/2019		Yes
Tantalum	CID001769	Solikamsk Magnesium Works OAO	Solikamsk, Permskiy kray	RUSSIAN FEDERATION	http://смз.рф/en/manag_system/Conflict_Free_Raw_Materials_Purchasing_Policy.pdf	09/29/2015	09/29/2018	Yes
Tungsten	CID002815	South-East Nonferrous Metal Company Limited of Hengyang City	Hengyang, Hunan	CHINA	http://www.hnnandong.com/en/About.Asp?id=1	08/10/2016	08/10/2019
Gold	CID001798	Sumitomo Metal Mining Co., Ltd.	Saijo, Wehime	JAPAN	http://www.smm.co.jp/E/business/refining/product/gold/pdf/ConflictMaterial.pdf	06/05/2017	06/05/2018	Yes	Yes
Gold	CID002918	SungEel HiMetal Co., Ltd.	Gunsan-si, Jeollabuk-do	KOREA, REPUBLIC OF	http://www.sungeel.com/e-qa2.asp	03/09/2017	03/09/2018
Gold	CID002580	T.C.A S.p.A	Capolona, Toscana	ITALY	http://www.tcaspa.com/file_download/8/politica_oro_responsabile_2016_eng.pdf	04/11/2018	04/11/2019		Yes
Tantalum	CID001869	Taki Chemical Co., Ltd.	Harima, Hyogo	JAPAN	http://www.takichem.co.jp/eng/products/functional/pdf/tantalum.pdf	08/31/2017	08/31/2018	Yes
Gold	CID001875	Tanaka Kikinzoku Kogyo K.K.	Hiratsuka, Kanagawa	JAPAN	http://www.tanaka.co.jp/english/sourcing_policy/	07/13/2017	07/13/2018	Yes	Yes
Tungsten	CID001889	Tejing (Vietnam) Tungsten Co., Ltd.	Halong City, Tây Ninh	VIET NAM	http://www.tejingtungsten.com/about-us/vietnam	08/23/2018	08/23/2019
Tantalum	CID001891	Telex Metals	Croydon, Pennsylvania	UNITED STATES OF AMERICA	http://telexmetals.com/conflict-free-policy/	06/22/2018	06/22/2019
Tin	CID001898	Thaisarco	Amphur Muang, Phuket	THAILAND	http://www.thaisarco.com/policy.html	12/08/2017	12/08/2018	Yes
Gold	CID001916	The Refinery of Shandong Gold Mining Co., Ltd.	Laizhou, Shandong	CHINA	http://www.sdhjgf.com.cn/	03/31/2017	03/31/2018		Yes
Gold	CID001938	Tokuriki Honten Co., Ltd.	Kuki, Saitama	JAPAN	http://www.tokuriki-kanda.co.jp/english/conflict/pdf/ConflictMineralsControlPolicy.pdf	03/30/2017	03/30/2018		Yes
Gold	CID001955	Torecom	Asan, Chungcheongnam-do	KOREA, REPUBLIC OF	http://h051001.hompynara.com/content/page.php?seq=26	05/18/2016	05/18/2019
Tantalum	CID001969	Ulba Metallurgical Plant JSC	Ust-Kamenogorsk, Qaraghandy oblysy	KAZAKHSTAN	http://www.ulba.kz/en/production3_01a.htm	07/19/2018	07/19/2019
Gold	CID001977	Umicore Brasil Ltda.	Guarulhos, São Paulo	BRAZIL	http://www.umicore.com/storage/main/conflictmineralspolicy.pdf	04/11/2018	04/11/2019		Yes
Gold	CID002314	Umicore Precious Metals Thailand	Khwaeng Dok Mai, Krung Thep Maha Nakhon	THAILAND	http://www.umicore.com/storage/main/conflictmineralspolicy.pdf	06/20/2016	06/20/2019			Yes
Gold	CID001980	Umicore S.A. Business Unit Precious Metals Refining	Hoboken, Antwerpen	BELGIUM	http://www.umicore.com/storage/main/conflictmineralspolicy.pdf	05/02/2018	05/02/2019		Yes
Tungsten	CID002724	Unecha Refractory metals plant	Unecha, Bryanskaya oblast'	RUSSIAN FEDERATION	http://wolframcompany.ru/our-mission-and-social-responsibility/	07/20/2016	07/20/2019
Gold	CID001993	United Precious Metal Refining, Inc.	Alden, New York	UNITED STATES OF AMERICA	http://www.unitedpmr.com/eicc.php	09/14/2018	09/14/2019
Gold	CID002003	Valcambi S.A.	Balerna, Ticino	SWITZERLAND	http://www.valcambi.com/fileadmin/media/valcambi/PDF_files/Valcambi_Responsible_Gold_Policy_Statement_4.pdf	03/31/2017	03/31/2018		Yes	Yes
Tungsten	CID002011	Vietnam Youngsun Tungsten Industry Co., Ltd.	Halong City, Quảng Ninh	VIET NAM	http://www.conflictfreesourcing.org/media/docs/ConflictMineralPolicy_VietnamYoungsunTungsten.pdf	01/14/2016	01/14/2019
Gold	CID002030	Western Australian Mint (T/a The Perth Mint)	Newburn, Western Australia	AUSTRALIA	http://www.perthmint.com.au//documents/Conflict_Metals_and_Supply_Chain_Policy_July_2015_vX.pdf	10/30/2017	10/30/2018		Yes
Tin	CID002036	White Solder Metalurgia e Mineracao Ltda.	Ariquemes, Rondônia	BRAZIL	http://www.whitesolder.com.br/images/stories/ws_conflict_english.pdf	03/20/2018	03/20/2021
Gold	CID002778	WIELAND Edelmetalle GmbH	Pforzeim, Baden-Wurttemberg	GERMANY	http://www.wieland-edelmetalle.de/fileadmin/CONTENT/PDF/Industrie-Dokumente/Politik%20Konfliktmineralien%202016_Rev0.pdf	05/18/2018	05/18/2019
Tungsten	CID002044	Wolfram Bergbau und Hutten AG	St. Martin i-S, Steiermark	AUSTRIA	http://www.wolfram.at/wp-content/uploads/2017/04/OECD-compliance-report.pdf	04/05/2018	04/05/2019
Tungsten	CID002843	Woltech Korea Co., Ltd.	Gyeongju-si, Gyeongsangbuk-do	KOREA, REPUBLIC OF	http://www.woltech.co.kr/main/page.html?pid=82	04/26/2016	04/26/2019
Tungsten	CID002320	Xiamen Tungsten (H.C.) Co., Ltd.	Xiamen, Fujian	CHINA	http://www.cxtc.com/News_info.aspx?Id=59	04/27/2018	04/27/2019
Tungsten	CID002082	Xiamen Tungsten Co., Ltd.	Haicang, Fujian	CHINA	http://www.cxtc.com/News_info.aspx?Id=59	04/21/2017	04/21/2020
Tungsten	CID002830	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	Ganzhou, Jiangxi	CHINA	http://www.tungstencity.com/index.php?m=content&c=index&a=show&catid=11&id=828	07/30/2016	07/30/2019
Tungsten	CID002095	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	Shaoguan, Guangdong	CHINA	http://www.xinhai-tungsten.com/userlist/xinhai/newshow-3418.html	04/10/2015	04/10/2018	Yes
Tantalum	CID002508	XinXing HaoRong Electronic Material Co., Ltd.	YunFu City, Guangdong	CHINA	http://xxhrem.1688.com/	10/23/2017	10/23/2018	Yes
Gold	CID002100	Yamakin Co., Ltd.	Konan, Kochi	JAPAN	http://www.yamakin-gold.co.jp/e/basic_policy/supply_of_raw_materials.html	02/17/2017	02/17/2018	Yes
Gold	CID002129	Yokohama Metal Co., Ltd.	Sagamihara, Kanagawa	JAPAN	http://www.yk-metal.com/topics/conflict%20mineral%20management%20policy.pdf	10/12/2016	10/12/2019
Tin	CID002158	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	Gejiu, Yunnan	CHINA	http://www.yhtin.cn/news_detail/newsId=67.html	12/13/2017	12/13/2018	Yes
Tin	CID002180	Yunnan Tin Company Limited	Gejiu, Yunnan	CHINA	http://www.ytl.com.cn/info/1003/4520.htm	07/13/2018	07/13/2019
Gold	CID002224	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	Sanmenxia, Henan	CHINA	http://www.conflictfreesourcing.org/media/docs/CFSP_Zhongyuan_CMPolicy.pdf	07/13/2017	07/13/2018	Yes	Yes

Metal	Smelter_ID	Standard_Smelter_Name	Company_State_Province_Region	Country_Location
Cobalt	CID003226	Freeport Kokkola	Kokkola, Central Ostrobothnia	FINLAND
Cobalt	CID003293	Jiangsu Xiongfeng Technology Co., Ltd.	Haimen, Jiangsu	CHINA
Cobalt	CID003338	SungEel HiTech Co.,Ltd.	Gunsan-si, Jeollabuk-do	KOREA, REPUBLIC OF
Gold	CID002863	Bangalore Refinery	Bangalore, Karnataka	INDIA
Gold	CID000264	Chugai Mining	Chiyoda, Tokyo	JAPAN
Gold	CID003195	DS PRETECH Co., Ltd.	Chopyeong-myeon, Chungcheongbuk-do	KOREA, REPUBLIC OF
Gold	CID002511	KGHM Polska Miedz Spolka Akcyjna	Lubin, Dolnośląskie	POLAND
Gold	CID003189	NH Recytech Company	Pyeongtaek-si, Gyeonggi-do	KOREA, REPUBLIC OF
Tin	CID003356	Dongguan CiEXPO Environmental Engineering Co., Ltd.	Dongguan, Guangdong	CHINA
Tin	CID000555	Gejiu Zili Mining And Metallurgy Co., Ltd.	Gejiu, Yunnan	CHINA
Tin	CID003379	Ma'anshan Weitai Tin Co., Ltd.		CHINA
Tin	CID001406	PT Babel Surya Alam Lestari	Badau, Badau	INDONESIA
Tin	CID003380	PT Masbro Alam Stania	Sungailiat, Bangka Belitung	INDONESIA
Tin	CID003381	PT Rajawali Rimba Perkasa	Tukak Sadai, Bangka Belitung	INDONESIA
Tin	CID001486	PT Timah Nusantara	Tempilang, Kepulauan Bangka Belitung	INDONESIA
Tin	CID002478	PT Tirus Putra Mandiri	Bogor, West Java	INDONESIA
Tin	CID002834	Thai Nguyen Mining and Metallurgy Co., Ltd.	Thai Nguyen, Thai Nguyen	VIET NAM
Tin	CID003325	Tin Technology & Refining	West Chester, Pennsylvania	UNITED STATES OF AMERICA
Tin	CID003397	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	Gejiu, Yunnan	CHINA
Tungsten	CID003388	KGETS CO., LTD.	Siheung-si, Gyeonggi-do	KOREA, REPUBLIC OF